UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 6, 2004
                           (September 30, 2004)


                            HALLADOR PETROLEUM COMPANY
               (Exact name of registrant as specified in charter)


       Colorado                     0-14731              84-1014610
 (State or other juris-           (Commission           (IRS Employer
 diction of incorporation)        file number)        Identification No.)

                  1660 Lincoln Street, Suite 2700, Denver, CO 80264
                 (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code: 303.839.5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240l.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13c-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 30, 2004, Hallador Petroleum Company completed the sale of its South Cuyama oil and gas field, located in Santa Barbara County, California to E&B Natural Resources Management Corporation, a California corporation.


Item 9.01 - Financial Statements and Exhibits

        PRO FORMA FINANCIAL INFORMATION OF HALLADOR PETROLEUM COMPANY

The following condensed consolidated pro forma financial statements of Hallador Petroleum Company have been prepared to give effect to the disposition of the South Cuyama Field, Santa Barbara County, California.

The pro forma adjustments column reflects cash proceeds of about $18 million, the note receivable of $3.5 million, estimated tax payable of about $1 million, bonuses paid to employees of about $1.6 million and an estimated gain on sale of about $16 million. The condensed consolidated pro forma financial statements have been derived from and should be read in conjunction with Hallador
Petroleum Company's historical consolidated financial statements contained in its Annual Report on Form 10-KSB for the fiscal year ended
December 31, 2003 and its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004. The unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2004 gives effect to the sale of the South Cuyama Field as if it had occurred on June 30, 2004. The Unaudited Condensed Consolidated Pro Forma Statements of Operations for the year ended December 31, 2003 and the six-month period ended June 30, 2004 give effect to the sale of the South Cuyama Field assuming the sale was consummated as of January 1, 2003. The pro forma financial information is based on Hallador Petroleum Company's previously reported historical financial statements and is adjusted for the assumptions and estimates described above. The assumptions and estimates underlying the pro forma adjustments are based on the information currently available to Hallador Petroleum Company and may be subject to change.
The unaudited pro forma statements of operations are not necessarily indicative of the financial results that would have been realized had the sale of the South Cuyama Field occurred on the indicated dates, nor are they necessarily indicative of future financial results. In addition, results for the six-month period presented herein are not necessarily indicative of results for a full year's operations.

A copy of the Purchase and Sale Agreement was previously filed as part of our Form 10-QSB for the quarter ended June 30, 2004 as Exhibit 99.

                              HALLADOR PETROLEUM COMPANY
                 UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                AS OF JUNE 30, 2004
                                   (in thousands)

                                             Hallador     Less SCU           Pro-forma          Consolidated
                                            Historical    Historical        Adjustments          Pro-forma
                                            ----------    ----------     -----------------     -------------
ASSETS
Current Assets:
  Cash and cash equivalents                   $ 4,169      $             $18,000   $(1,600)        $20,569
  Accounts receivable -
    Oil and gas sales                           1,142        1,062                                      80
    Well operations                               326          193                                     133
  Note receivable                                                          3,500                     3,500
                                               ------       ------        ------    ------          ------
      Total current assets                      5,637        1,255        21,500    (1,600)         24,282
                                               ------       ------        ------    ------          ------
Oil and gas properites, at cost
  (successful efforts)
  Unproved properties                             392           94                                     298
  Proved properties                            26,185       23,886                                   2,299
  Less - accumulated depreciation,
    depletion, amortization and impairment    (20,225)     (18,500)                                 (1,725)
                                               ------       ------                                  ------
                                                6,352        5,480                                     872
                                               ------       ------                                  ------
Oil and gas operator bonds                        216                                                  216
California plug and abandonment deposits          365          365
Investment in Catalytic Solutions                 150                                                  150
Other assets                                       50                                                   50
                                               ------       ------        ------    ------          ------
                                              $12,770      $ 7,100       $21,500   $(1,600)        $25,570
                                               ======       ======        ======    ======          ======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilites:
  Accounts payable and accrued liabilities    $   812      $   404       $                         $   408
  Oil and gas sales payable                       660          264                                     396
  Income taxes                                                             1,000                     1,000
                                               ------       ------        ------                    ------
    Total current liabilites                    1,472          668         1,000                     1,804
                                               ------       ------        ------                    ------
Key employee bonus plan                           284          284
                                               ------       ------
Future site restoration                         1,346        1,286                                      60
                                               ------       ------                                  ------
Minority interest                               5,342                      4,200                     9,542
                                               ------                     ------                    ------
Commitments and contingencies:

Stockholder's equity:
  Preferred stock, $.10 par value;
    10,000,000 shares authorized, none issued
  Common stock, $.01 par value; 100,000,000
    shares authorized, 7,093,150 shares issued    71                                                   71
Additional paid-in capital                    18,061                                               18,061
Accumulated deficit                          (13,806)                    (5,200)   15,038          (3,968)
                                              ------                     ------   -------          ------
                                               4,326                     (5,200)   15,038          14,164
                                              ------       ------        ------   -------          ------
                                             $12,770      $ 2,238       $     0   $15,038         $25,570
                                              ======       ======        ======    ======          ======

                              HALLADOR PETROLEUM COMPANY
        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                              AS OF DECEMBER 31, 2003
                                  (in thousands)

                                             Hallador      Less SCU       Consolidated
                                            Historical     Historical      Pro-forma
                                            ----------     ----------     -------------
Revenue:
  Oil                                         $ 7,600      $ 7,410         $   190
  Gas                                           1,745          990             755
  Crude oil class action settlement               155          155
  Other                                           120           50              70
                                               ------       ------          ------
                                                9,620        8,605           1,015
                                               ------       ------          ------
Costs and expenses:
  Lease operating                               5,350        5,122             228
  Exploration costs
    Geological and geophysical                     52           52
    Dry hole expense                              426          426
    Plug and abandonment                          103                          103
    Delay rentals                                 107           20              87
  Impairment-unproved properties                   67                           67
  Depreciation, depletion and amortization      1,160          972             188
  General and administrative                    1,140          445             695
  California income tax (refund)                   85           85
                                               ------       ------          ------
                                                8,490        7,122           1,368
                                               ------       ------          ------
Income (loss) before cumulative effect
  of change in accounting principle             1,130        1,483            (353)
Cumulative effect of change
  in accounting principal                        (180)        (180)
                                               ------       ------          ------
Income (loss) before minority interest            950        1,303            (353)
Minority interest                                (285)        (391)            106
                                               ------       ------          ------
Net income (loss)                             $   665      $   912         $  (247)
                                               ======       ======          ======
Income (loss) per share-basic and diluted:
  Before cumulative effect of change in
    accounting principal                      $  0.11                      $ (0.03)
  Cumulative effect of change in
    accounting principal                        (0.02)
                                               ------                       ------
  Net income (loss) per share                 $  0.09                      $ (0.03)
                                               ======                       ======
Weighted average shares outstanding
   basic and diluted                            7,093                        7,093
                                               ======                       ======

                           HALLADOR PETROLEUM COMPANY
        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                  (in thousands)

                                             Hallador      Less SCU       Consolidated
                                            Historical     Historical      Pro-forma
                                            ----------     ----------     -------------
Revenue:
  Oil                                         $ 3,852      $ 3,745         $   107
  Gas                                             955          628             327
  Other                                           126          115              11
                                               ------       ------          ------
                                                4,933        4,488             445
                                               ------       ------          ------
Costs and expenses:
  Lease operating                               2,691        2,608              83
  Exploration costs                               140            9             131
  Depreciation, depletion and amortization        530          506              24
  General and administrative                      587          208             379
                                               ------       ------          ------
                                                3,948        3,331             617
                                               ------       ------          ------
Income (loss) before minority interest            985        1,157            (172)
Minority interest                                (296)        (347)             51
                                               ------       ------          ------
Net income (loss)                             $   689      $   810         $  (121)
                                               ======       ======          ======
Income (loss) per share                       $  0.10*                     $ (0.02)
                                               ======                       ======
Weighted average shares outstanding basic       7,093                        7,093
                                               ======                       ======

------------------
*Diluted income per share was $.09 and diluted weighted average shares outstanding were 7,500.



                                         Unaudited Pro Forma Proved Reserves
                                                   (in thousands)

                                                Oil                Gas
                                               (BBLs)             (MCF)
                                               ------             ------

Balance at December 31, 2003                    1,649              2,384
  Less SCU                                     (1,553)              (713)
                                               ------             ------
Pro Forma Balance                                  96              1,671
                                               ======             ======
Net of 30% minority interest                       67              1,170
                                               ======             ======


There are no significant proved undeveloped reserves.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALLADOR PETROLEUM COMPANY



Dated: October 6, 2004            By:/s/VICTOR P. STABIO
                                        Chief Executive Officer
                                        and President